Exhibit 10.2
Execution Version
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY (this “Amendment”), is made and entered into as of May 18, 2011, by and among AARON’S, INC., a Georgia corporation (“Sponsor”), each of the lending institutions listed on the signature pages hereto (such lenders, the “Participants”) and SUNTRUST BANK, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Servicer (in such capacity, the “Servicer”).
W I T N E S S E T H:
WHEREAS, the Sponsor, the Participants and the Servicer are parties to a certain Second Amended and Restated Loan Facility Agreement and Guaranty, dated as of June 18, 2010, as amended by that certain First Amendment to Second Amended and Restated Loan Facility Agreement and Guaranty dated as of March 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Facility Agreement), pursuant to which the Participants have made certain financial accommodations available to the Sponsor;
WHEREAS, the Sponsor has requested that the Participants and the Servicer amend certain provisions of the Loan Facility Agreement, and subject to the terms and conditions hereof, the Participants are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Sponsor, the Participants and the Servicer agree as follows:
1. Amendments.
(A) Section 1.1 of the Loan Facility Agreement is hereby amended by replacing the definition of “Canadian Subfacility Amount” with the following definition:
“Canadian Subfacility Amount” shall mean Cdn $35,000,000, as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.
(B) Section 1.1 of the Loan Facility Agreement is hereby amended by the addition of the following definitions of “Institutional Investor” and “Private Placement Debt” in the appropriate alphabetical order:
“Institutional Investor” shall mean any insurance company, commercial, investment or merchant bank, finance company, mutual fund, registered money or asset manager, savings and loan association, credit union, registered investment advisor, pension fund, investment company or fund, licensed broker or dealer, “qualified institutional buyer” (as such term is defined under Rule 144A promulgated under the Securities Act of 1933, as amended, or any successor law, rule or regulation) or institutional “accredited investor” (as such term is defined under Regulation D promulgated under the Securities Act of 1933, as amended, or any successor law, rule or regulation).

“Private Placement Debt” shall mean Indebtedness incurred by the Sponsor or its Subsidiaries in respect of the issuance and sale of notes or other securities by the Sponsor or its Subsidiaries to Institutional Investors, which issuance and sale does not require registration of such securities with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
(C) Section 2.1 of the Loan Facility Agreement is hereby amended by replacing the reference in subsection (a) of such Section to “May 20, 2011” with “May 16, 2012”.
(D) Section 8.1 of the Loan Facility Agreement is hereby amended by replacing subsection (l) of such Section in its entirety with the following:
(l) Private Placement Debt incurred by the Sponsor (including Private Placement Debt incurred in respect of the outstanding 5.03% Senior Notes of Sponsor issued pursuant to the 2005 Note Agreement), whether now existing or hereafter incurred, in an aggregate principal amount not to exceed $150,000,000 at any time, together with (x) extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof above $150,000,000 in the aggregate or shorten the maturity or the weighted average life thereof and (y) Guarantees of such Indebtedness by any Subsidiaries of Sponsor; and
(E) Schedule 1.1(a) of the Loan Facility Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 1.1(a) attached to this Amendment and by this reference incorporated herein and in the Loan Facility Agreement.
2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Participants hereunder, it is understood and agreed that this Amendment shall not become effective, and the Sponsor shall have no rights under this Amendment, until the Servicer shall have received:
(i) executed counterparts to this Amendment from the Sponsor, each of the Guarantors and the Participants;
(ii) a certificate of the Secretary or Assistant Secretary of the Sponsor and each Guarantor, (A) attaching certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation of the Sponsor and the Guarantors, (B) certifying the name, title and true signature of each officer of the Sponsor or the Guarantor, as the case may be, executing the Amendment and (C) certifying that there have been no changes to the articles of incorporation or bylaws of the Sponsor or any Guarantor since the Effective Date; and
(iii) reimbursement or payment of its reasonable costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Servicer).

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3. Representations and Warranties. To induce the Participants and the Servicer to enter into this Amendment, each Credit Party hereby represents and warrants to the Participants and the Servicer that:
(a) The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;
(b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general;
(c) After giving effect to this Amendment, the representations and warranties contained in the Loan Facility Agreement and the other Operative Documents are true and correct in all material respects, and no Credit Event or Unmatured Credit Event has occurred and is continuing as of the date hereof; and
(d) After giving effect to this Amendment, all Participation Certificates previously issued remain in full force and effect.
4. Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Sponsor of this Amendment and jointly and severally ratify and confirm the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Loan Facility Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Sponsor to the Participants or any other obligation of the Sponsor, or any actions now or hereafter taken by the Participants with respect to any obligation of the Sponsor, the Guaranty Agreement (and in the case of Sponsor, the guaranty as set forth in Article X of the Loan Facility Agreement) (i) is and shall continue to be a primary, absolute and unconditional obligation of such Guarantor, except as may be specifically set forth in the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement), and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement (or in the case of Sponsor, the guaranty provisions set forth in Article X of the Loan Facility Agreement).
5. Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Facility Agreement, as amended hereby, and the other Operative Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Sponsor to the Participants and the Servicer. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Participants under the Loan Facility Agreement, nor constitute a waiver of any provision of the Loan Facility Agreement. This Amendment shall constitute a Operative Document for all purposes of the Loan Facility Agreement.

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6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.
7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Facility Agreement or an accord and satisfaction in regard thereto.
8. Costs and Expenses. The Sponsor agrees to pay on demand all reasonable costs and expenses of the Servicer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Servicer with respect thereto.
9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Sponsor and the Guarantors, by their respective authorized officers as of the day and year first above written.

SPONSOR: AARON’S, INC.
By:	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Executive Vice President, Chief Financial Officer

GUARANTOR: AARON INVESTMENT COMPANY, as Guarantor
By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

PARTICIPANTS: SUNTRUST BANK
By:	/s/ Sharon J. Lawrence
	Name:	Sharon J. Lawrence
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

WELLS FARGO BANK, N.A.
By:	/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

REGIONS BANK
By:	/s/ Scott Rossman
	Name:	Scott Rossman
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

BRANCH BANKING & TRUST CO.
By:	/s/ Brantley Echols
	Name:	Brantley Echols
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

BANK OF AMERICA, N.A.
By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN FACILITY AGREEMENT]

Schedule 1.1(a)
PRICING GRID

	Total Debt to EBITDA
Level	Ratio	Margin	Unused
I	< 1.50:1.00	1.50%	0.25%
II	≥ 1.50:1.00 but < 2.00:1.00	1.75%	0.25%
III	≥ 2.00:1.00 but < 2.50:1.00	2.00%	0.375%
IV	≥ 2.50:1.00	2.25%	0.375%